Exhibit 99.1

Nasdaq: ONDS 1 Autonomous Drones, Data, and AI Copyright 2023. All rights reserved. NASDAQ: ONDS | July 2023

2 Nasdaq: ONDS This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . Disclaimer

3 Nasdaq: ONDS Listed Nasdaq: ONDS Employees 108 Invested Capital > $275 Million Offices Waltham, MA Sunnyvale, CA Petah Tikva, Israel Proprietary, Platform Technologies Integrated, Data Ecosystem Blue Chip Customers Large, Critical End Markets Mission - critical Data Solutions Provider of next - generation private industrial wireless networking technologies for critical industrial markets Next - gen data platform upgrade cycle starting with Class I Railroads Leading data and information services solution for commercial drone markets Global leader in hyper - growth commercial drone market 2023 can be a major inflection point for Ondas

ONDAS Holdings Inc.
Nasdaq: ONDS

Ondas Networks Investment

C&P Group led investment in Ondas Networks subsidiary

- Convertible Preferred Shares of Ondas Networks[1]
- $15 million commitment; up to $20 million financing
    - Initial close of $11.5 million on July 21st
    - $3.5 million close within 30 days
    - Opportunity for strategic investors participation
- Ondas Holdings pro forma ownership will be ~ 66 – 72% (depending on size of second close)
- Investor group will receive 10.2 million warrants to purchase shares of Ondas Holdings

Investment provides growth capital and validation from a sophisticated, strategic investor group

- Removes capital overhang
- Fully funds Ondas Networks growth plan
- Accelerates production & revenue growth
- Maintains control of Ondas Networks to drive and participate in long-term value creation for shareholders

ONDAS NETWORKS CHARLES & POTOMAC CAPITAL

(1) Convertible into shares of our subsidiary Ondas Networks.

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ONDAS Holdings Inc.
Nasdaq: ONDS

Investment Highlights

2023 can be a major inflection point for Ondas

- **Significant revenue growth** expected in 2023 and beyond
  - Entered 2023 with $13.1 million backlog
  - Q2 revenue expected in range of $5.1 - 5.4 million (vs $2.6 million in Q1)
- Ondas Networks growth driven by **FCC 900 MHz mandate**
  - Class I Railroads to upgrade legacy 900 MHz network
  - Pipeline includes expansion beyond 900 MHz
- OAS installing world's first **autonomous drone fleets in cities**
  - Groundbreaking Urban Drone Infrastructure fleet expansion begins in Dubai & UAE
  - US expansion launched; MassDOT and others pending
- Finalizing Optimus **Type Certification** during 2023 with FAA (pending)
- **Balance sheet strengthening** removes overhang
  - Strategic investment in Ondas Networks subsidiary
  - OAS revenue and acquisition integration drives path to profitability



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6 Nasdaq: ONDS $15 B DRONE - IN - A - BOX (DIB) MARKETS Data solutions drive over $120+ Billion (1) TAM SMART CITY MARKET (2) INDUSTRIAL MARKET (8) $68 B AGRICULTURE MARKET (8) $25 B INDUSTRIAL WIRELESS MARKETS Upgrade cycles driven by automation demand Large Critical Infrastructure & Government Markets (1) PWC, May 2016 (2) Management estimates; assuming cities must have 100,000+ population to qualify, and one Optimus system will be deployed for every 100,000 inhabitants. (3) "Anti - drone Market Report." Grand View Research, April 2023. (4) “Utility Communication Market.” MarketsandMarkets Research Private Ltd., December 2022. (5) “Land Mobile Radio (LMR) Systems .” Transparency Market Research 2022. (6) “Oilfield Communications Market.” Modor Intelligence,, January 2022. (7) American Association of Railroads, 2021. (8) Management estimates Electric Utility $26B global market by 2027 (4) Land Radio Module $30B global market by 2027 (5) Oil and Gas $5B global market by 2026 (6) Railroads Estimated PTC spend > $10B (7) COUNTER DRONE MARKET (3) $10 B - - - - DEFENSE MARKET (8) $20 B Sub - Market Callout: Oil & Gas (8) $22 B

7 Nasdaq: ONDS Turning Yesterday’s Narrowband Into Tomorrow’s Broadband

ONDAS Holdings Inc.
Nasdaq: ONDS

Ondas Networks Overview


Corporate Cloud
Ondas Intelligent Base Station
Ondas Intelligent Fog

SIEMENS
BNSF RAILWAY
CSX
ASSOCIATION OF AMERICAN RAILROADS
IAI ELTA
MxV RAIL

IEEE dot16



FullMAX™ Connectivity

- IEEE 802.16 standards ("dot16")
- Enhanced capacity / flexibility
- Maximize low-band radio spectrum
- 7 patents (15 pending)

Industrial Data Ecosystem

- Deploying intelligent systems across field area operations
- Edge compute applications
- Automation technologies
- Sensor networks

Large, Global Markets

- Critical infrastructure & public safety
- Massive private network upgrade cycle
- TAM in billions
- Capital-light financial model

FullMAX™ Commercial Adoption Launching with Class I Railroads

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9 Nasdaq: ONDS • End - to - end platform • Maximize data capacity • Efficiently allocate precious bandwidth • Prioritize mission - critical applications • Enable low latency • Edge - compute • State - of - the - art encryption FullMAX Ρ PLATFORM FullMAX Œ software defined connectivity enables the deployment of intelligent data applications in industrial markets A New Industrial Wireless Infrastructure

ONDAS Holdings Inc.
Nasdaq: ONDS

Class I Freight Rail– Huge Footprint

Key Class I Rail Statistics

- Common networks across all 7 Class 1 Rails
- 140,000 Miles of Track
- 40,000 Waysides // 65,000 Rail Crossings
- 25,000+ locomotives // 1.6 million rail cars
- **Total addressable market for private wireless Rail networks in North America in excess of $1.3 Billion[1]**

~5% Productivity increase drives ~$5.0 billion of Additional Revenue for Railroads[1]

FullMAX™ Connects Rail Infrastructure


National Network
All Other Rail
BNSF
UP
CSXT
NS
KCS
CN
CP
Other Owners

(1) Management estimates

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11 Nasdaq: ONDS RAILROAD INFRASTRUCTURE • Private, Owned & Operated • Secure, Reliable, QoS • Flexible; interoperable • Backwards compatible • Nationwide coverage • Lower cost PRIVATE NETWORKS Onboard Telemetry 450MHZ ATCS 900 MHz Voice 160 MHz PTC 220 MHz FCC Mandate Connectivity is Core to Digital Rail Private wireless networks required for existing and new applications; IP network supports explosion of edge activity

ONDAS Holdings Inc.
Nasdaq: ONDS

Autonomous Trains: Siemens Partnership

FullMAX™ wireless platform enables evolution to autonomous trains


Communications Bandwidth
Fixed Block Operations
Moving Block Operations
(longer trains, reduce headway)
Automated Train Operations (ATO)
Time

SIEMENS

Landmark dot16 Partnership

- Marketing agreement
  - Focused on Class I North America
  - Expanding to Europe & Asia
  - Adding Passenger & Transit markets
- FullMAX™ product integration enhances value of network and dot16 ecosystem
  - ATCS 900 MHz
  - HOT 450 MHz North America & Asia
  - European locomotive program

MULTIPLE JOINT-DEVELOPMENT PROGRAMS ON THE ROADMAP

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13 Nasdaq: ONDS Joint - Development Programs • Narrowband systems; inefficient legacy protocols • 1980s vintage – No road map • KBps of data throughput • Multiple unit system; compute not embedded • Next generation platform; upgradable applications • ATCS protocol on a unified system • More data capacity and throughput • Docker/ container architecture; host newly developed protocols (edge compute) Advanced Train Control ( ATCS ) was the initial joint - product development program SIEMENS LEGACY ATCS ONDAS / SIEMENS ATCS

14 Nasdaq: ONDS Commercial Deployment • Legacy 900 network slated for retirement by 2025 to meet FCC mandate • Initial deployment represents base station, network coverage • Edge remote deployments are existing legacy and newly identified critical applications • MC - IoT functionality drives network expansion • Legacy applications are upgraded • New applications are developed/introduced • Enabling automation carries significant ROI for Rail sector NETWORK UPGRADE DRIVERS 900MHz ($ IN MILLIONS) UPGRADE EXPAND TOTAL Base Infrastructure $105.0 $ 42.0 $147.0 Edge Remotes Wayside 66.0 30.0 96.0 Crossings 48.0 101.2 149.2 Other 14.0 55.6 69.6 $233.0 $228.8 $461.8 Automation Edge Compute Sensor Networks 14 The 900 MHz Opportunity Deadlines drive the transition from legacy 900 MHz system; retirement for 2025

15 Nasdaq: ONDS T H I S I S RAIDER T H I S I S OPTIMUS COMBINATION CREATES: • Leading autonomous drone ecosystem • Shared global customer pipelines • Shared technologies • Revenue acceleration • Expense efficiencies Scaling Autonomous Drone Platforms 15

16 Nasdaq: ONDS UNMATCHED SAFETY & RELIABILITY Fully Autonomous Drone - in - a - Box Optimus System Urban drone infrastructure Deployed as Infrastructure • City - wide • Campuses • Borders • Airport & water ports • Critical locations & infrastructure Aerial Data Services • Live video • Inspection 16

17 Nasdaq: ONDS Drones As An Infrastructure OAS is the first company to provide drones installed as a fixed mission critical infrastructure, for data capture, public safety and security and delivery 1 2 Unique and Mature Drone Technology The Optimus and Raider systems are among the most advanced autonomous drone systems in the world, enabling 24/7 drone operations with no human intervention 3 Multi - Billion Dollar Potential OAS address the needs of Government and Tier - 1 Commercial entities in Smart/Safe City, Defense, HLS and Industrial markets 4 FAA Certification & Regulatory Leadership Optimus is one of the most advanced systems within the FAA Type Certification process forecasted to be accomplished in 2023 5 Commercial Fleet Adoption OAS is now scaling fleets of Optimus in major UAE cities and bringing this fleet expansion strategy to the United States in the expectation of significant revenue growth OAS OVERVIEW 17

18 Nasdaq: ONDS COVERAGE AREA 30 sq miles coverage area FULL AUTOMATION 24/7 MULTIPLE DATA COLLECTION Allowing routine data capture without human intervention ROBUSTNESS Rugged exterior and climate - controlled Drone shelter for harsh weather and industrial environments Payload cabinet holds up to 9 Battery cabinet holds up to 11 LASER SCANNING (LIDAR) LIVE VIDEO EMERGENCY RESPONSE DELIVERY 2D/3D MAPPING THERMAL VIDEO Swappable Payloads The Optimus System Designed for 24/7 multiple data collection

19 Nasdaq: ONDS 5 DRONE CARTRIDGE AUTONOMOUS AI FLIGHT & LOCK FULLY AUTOMATED DOCKING STATION NET & PARACHUTE LAUNCHER REUSABLE DRONES The Raider System Designed for 24/7 multi - drone protection 19

20 Nasdaq: ONDS Regulatory Leadership Industry leading approvals Seminal milestone in UAS industry announced by WSJ Approvals for UAS operation with no human intervention Protected by unique IP AUTOMATED BVLOS TYPE CERTIFICATION Rigorous process to obtain certification (pending) Air worthiness designation allows for flight operations over people and in urban areas • Historic FAA milestone in 2021 as first company approved for truly autonomous ops ( BVLOS ) in the US • In final stages of Type Certification process , with Optimus expected to be one of the first to receive this FAA approval in the United States • Entered into initial cohort for GreenUAS certification program with AUVSI (BlueUAS equivalent) 20 BOARD MEMBERSHIP

21 Nasdaq: ONDS Leading UAS Platforms Are Valuable (1) Disclaimer: This list is not exhaustive; valuations may differ based on a multitude of factors (2) Source: Estimates of total addressable market (TAM) based on various industry studies (3) Source: CapitalIQ; Based upon last available public report as of July 7, 2023 Markets Industrial, Urban, Security, and Defense Consumer, Infrastructure, Public Safety, and Defense Package Delivery Defense Urban Air Mobility Barriers to Entry HIGH MEDIUM MEDIUM MEDIUM HIGH Estimated Market Size (1) $120B $71B $32B $35B $58B Valuation (2) ~ $50M $2.2B $4.2B $8.5B ~ $6.3B Notable Investors

22 Nasdaq: ONDS Dubai Abu Dhabi Urban Drone Infrastructure 22 World First | Autonomous Drone Installations in Cities Expect ~50 systems to be deployed in Dubai & Abu Dhabi over next 2 – 3 years Introduce and scale Optimus in US critical markets • State government agencies • Public safety & security • Industrial verticals • Construction management

Nasdaq: ONDS 23 ERIC BROCK CHAIRMAN & CEO eric.brock@ondas.com Copyright 2023. All rights reserved. NASDAQ: ONDS | July 2023